UNITED STATES SECURITIES AND EXCHANGE

COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under § 240.14a-12

TWO HARBORS INVESTMENT CORP.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

The following communications were posted on the website of Two Harbors Investment Corp. (“TWO”) on May 4, 2026, in connection with the proposed transaction between TWO and CrossCountry Intermediate Holdco, LLC, an affiliate of CrossCountry Mortgage, LLC (“CCM”).

two

Who We Are Corporate Responsibility Life at TWO News & Events Investors Contact

News & Events:

Pending Merger with CrossCountry Mortgage

Press Releases Events Merger with CrossCountry Mortgage

Special Meeting Details

The Special Meeting will be held virtually on May 19, 2026, at TWO's Special Meeting website, www.virtualshareholdermeeting.com/TWO2026SM. The record date for the Special Meeting of Stockholders is April 15, 2026.

The TWO Board of Directors has unanimously approved the amended merger agreement and reiterates its recommendation that TWO stockholders vote to approve the CCM transaction. Each stockholder's vote is important, regardless of the number of shares held.

TWO urges its stockholders to read all relevant documents that are filed or will be filed with the U.S. Securities and Exchange Commission ("SEC"), including TWO's definitive proxy statement filed on April 20, 2026.

TWO stockholders who need assistance completing their proxy card or have questions regarding the Special Meeting of Stockholders may contact TWO's proxy solicitor:

D.F. King & Co., Inc.
28 Liberty Street, 53rd Floor
New York, NY 10005
Email: TWO@dfking.com
Banks and Brokers, please call: (646) 677-2516
Toll-Free: (888) 887-0082

History of the Merger

TWO and CrossCountry Intermediate Holdco, LLC, an affiliate of CrossCountry Mortgage, LLC ("CrossCountry" or "CCM") entered into a definitive merger agreement, as amended, pursuant to which CrossCountry will acquire all of the outstanding shares of TWO common stock for $11.30 per share in cash. In connection with entering into the merger agreement with CrossCountry, TWO has terminated its previously announced merger agreement, dated December 17, 2025, with UWM Holdings Corporation (NYSE: UWMC). The completion of the transaction is subject to approval of TWO's stockholders and the satisfaction of other closing conditions, including customary regulatory approvals.

Mar 27, 2026 7:15am EDT
TWO and CrossCountry Mortgage Announce Definitive Merger Agreement

Apr 28, 2026 4:17pm EDT
TWO and CrossCountry Mortgage, LLC Announce Amended Merger Agreement

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

These communications may contain “forward-looking statements,” including certain plans, expectations, goals, projections and statements about the proposed CCM transaction, TWO’s and CCM’s plans, objectives, expectations and intentions, the expected timing of completion of the proposed CCM transaction, the ability of the parties to complete the proposed CCM transaction considering the various closing conditions; and other statements that are not historical facts. Such statements are subject to numerous assumptions, risks, and uncertainties. Statements that do not describe historical or current facts, including statements about beliefs and expectations, are forward-looking statements. The forward-looking statements are intended to be subject to the safe harbor provided by Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical fact, included in these communications that address activities, events or developments that TWO or CCM expects, believes or anticipates will or may occur in the future are forward-looking statements. Words such as “project,” “predict,” “believe,” “expect,” “anticipate,” “potential,” “create,” “estimate,” “plan,” “continue,” “intend,” “could,” “foresee,” “should,” “would,” “may,” “will,” “guidance,” “look,” “outlook,” “goal,” “future,” “assume,” “forecast,” “build,” “focus,” “work,” or the negative of such terms or other variations thereof and words and terms of similar substance used in connection with any discussion of future plans, actions, or events identify forward-looking statements. However, the absence of these words does not mean that the statements are not forward-looking. Projected and estimated numbers are used for illustrative purposes only, are not forecasts and may not reflect actual results. These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict. TWO’s ability to predict results or the actual effect of future events, actions, plans or strategies is inherently uncertain. Although TWO believes the expectations reflected in any forward-looking statements are based on reasonable assumptions, it can give no assurance that its expectations will be attained and therefore, actual outcomes and results may differ materially from what is expressed or forecasted in such forward-looking statements.

There are a number of risks and uncertainties that could cause actual results to differ materially from the forward-looking statements included in these communications. These include, among other things: the expected timing and likelihood of completion of the proposed CCM transaction; the occurrence of any event, change or other circumstances that could give rise to the termination of the proposed CCM transaction; the potential failure to receive, on a timely basis or otherwise, the required approvals of the proposed CCM transaction, including stockholder approval by TWO stockholders, and the potential failure to satisfy the other conditions to the consummation of the proposed CCM transaction in a timely manner or at all; risks related to disruption of management’s attention from ongoing business operations due to the proposed CCM transaction; the risk that any announcements relating to the proposed CCM transaction could have adverse effects on the market price of TWO common stock; the risk that the proposed CCM transaction and its announcement could have an adverse effect on the ability of TWO to retain and hire key personnel and the effect on TWO’s operating results and business generally; the outcome of any legal proceedings relating to the proposed CCM transaction, including stockholder litigation in connection with the proposed CCM transaction; the risk that restrictions during the pendency of the proposed CCM transaction may impact TWO’s ability to pursue certain business opportunities or strategic transactions; that TWO may be adversely affected by other economic, business or competitive factors; changes in future loan production; the availability of suitable investment opportunities; changes in interest rates; changes in the yield curve; changes in prepayment rates; the availability and terms of financing; general economic conditions and market conditions; conditions in the market for mortgage-related investments; and legislative and regulatory changes that could adversely affect TWO’s business.

All such factors are difficult to predict and are beyond the control of TWO and CCM, including those detailed in TWO’s annual reports on Form 10-K, as amended, quarterly reports on Form 10-Q and periodic reports on Form 8-K that are available on TWO’s website at www.twoinv.com/investors and on the Securities Exchange Commission’s (“SEC”) website at www.sec.gov.

Each of the forward-looking statements of TWO is based on assumptions that TWO believes to be reasonable but that may not prove to be accurate. Any forward-looking statement speaks only as of the date on which such statement is made, and TWO does not undertake any obligation to correct or update any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by applicable law. Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof.

All forward-looking statements, expressed or implied, included in these communications are expressly qualified in their entirety by this cautionary statement. This cautionary statement should also be considered in connection with any subsequent written or oral forward-looking statements that TWO or persons acting on its behalf may issue.

IMPORTANT INFORMATION AND WHERE TO FIND IT

In connection with the proposed CCM transaction, TWO filed with the SEC the definitive proxy statement on April 20, 2026. TWO commenced mailing of the definitive proxy statement on or about April 20, 2026. The proposed CCM transaction will be submitted to the TWO common stockholders for their approval. TWO may also file other documents with the SEC regarding the proposed CCM transaction. The definitive proxy statement contains important information about the proposed CCM transaction and related matters. These communications are not a substitute for the definitive proxy statement or any other documents that TWO may file with the SEC or send to its stockholders in connection with the proposed CCM transaction. INVESTORS AND SECURITY HOLDERS OF TWO ARE ADVISED TO READ THE DEFINITIVE PROXY STATEMENT REGARDING THE PROPOSED CCM TRANSACTION (INCLUDING ALL OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS) CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN AND WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED CCM TRANSACTION AND RELATED MATTERS. Investors and security holders may obtain a free copy of the definitive proxy statement and all other documents filed or that will be filed with the SEC by TWO on the SEC’s website at www.sec.gov. Copies of documents filed with the SEC by TWO will be made available free of charge on TWO’s website at www.twoinv.com/investors or by directing a request to: Two Harbors Investment Corp., 1601 Utica Avenue South, Suite 900, St. Louis Park, MN 55416, Attention: Investor Relations.

PARTICIPANTS IN THE SOLICITATION

TWO and its directors, executive officers and certain other members of management and employees of Two Harbors may be deemed to be “participants” in the solicitation of proxies from the TWO stockholders in connection with the proposed CCM transaction. Security holders can find information about TWO and its directors and executive officers and their ownership of TWO common stock in the definitive proxy statement. Please also refer to the sections in TWO’s Form 10-K/A filed with the SEC on April 27, 2026 captioned “Compensation Discussion and Analysis,” “Summary Compensation Table” and “Item 12. Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters.” Any changes in the holdings of TWO’s securities by its directors or executive officers from the amounts described in the Form 10-K/A have been reflected in Statements of Change in Ownership on Form 4 filed with the SEC subsequent to the filing date of the Form 10-K/A and are available on the SEC’s website at www.sec.gov. Additional information regarding the interests of such individuals in the proposed CCM transaction is included in the definitive proxy statement relating to the proposed CCM transaction. Free copies of these documents may be obtained as described in the preceding paragraph.